UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2025
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On March 25, 2025, Schrödinger, Inc. (the “Company”) and certain of its directors entered into a Stipulation of Compromise and Settlement (the “Stipulation”) with a stockholder of the Company to resolve an action brought derivatively on behalf of the Company in the Supreme Court of the State of New York (the “Court”) challenging historical compensation practices for the Company’s non-employee directors (the “Derivative Action”). Pursuant to the terms of the Stipulation, the Company has agreed to adopt and maintain for a specified period of time certain corporate governance reforms related to non-employee director compensation. The Stipulation also provides for a release of claims related to the allegations in the Derivative Action with no admission of wrongdoing. As part of the Stipulation, subject to Court approval, the Company has agreed to pay an award of attorneys’ fees and expenses to plaintiff’s counsel in the amount of $390,000. The Court must approve the settlement of the Derivative Action. The parties have agreed that, as part of the settlement, if the settlement is approved, all of the claims asserted in the Derivative Action will be dismissed. As required by the Court, a copy of the Notice of Pendency of Settlement of Derivative Action is included as Exhibit 99.1 to this Current Report on Form 8-K and is available on the Company’s website at http://ir.schrodinger.com/resources/settlement-information.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
99.1	Notice of Pendency of Settlement of Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: April 11, 2025	By:	/s/ Yvonne Tran
Yvonne Tran
Executive Vice President and Chief Legal Officer